UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Determination of Bonus Awards for Year Ended December 31, 2017

On May 30, 2018, the compensation committee of the board of directors (the “Compensation Committee”) of InspireMD, Inc. (the “Company”) approved bonus awards for the year ended December 31, 2017 for the Company’s named executive officers identified in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 13, 2018 (the “Annual Report”). As of the filing of the Annual Report, the amounts of the bonus awards for the year ended December 31, 2017 for the named executive officers had not been determined and not calculable and, therefore, were not included in the 2017 summary compensation table included in the Annual Report. As indicated in the applicable footnotes to the 2017 summary compensation table included in the Annual Report, the Compensation Committee had planned to determine such bonus awards and make payment of such bonus awards, if any, upon closing of one or more equity financings in fiscal year 2018. All other compensation for the Company’s named executive officers for the year ended December 31, 2017 was previously reported by the Company in the summary compensation table included in the Annual Report.

Pursuant to Item 5.02(f) of Form 8-K, the amounts of the bonus awards for the year ended December 31, 2017 and the total compensation for the year ended December 31, 2017 for the named executive officers, recalculated to include the bonus awards for the year ended December 31, 2017, are set forth below.

Name and Principal Position	Year	Bonus ($)		Total ($)
James Barry, Ph.D.	2017	25,000		440,319
President and Chief Executive Officer

Craig Shore	2017	25,000	(1)	370,286	(1)
Chief Financial Officer, Secretary and Treasurer

Agustin Gago	2017	25,000	(2)	378,334
Executive Vice President And Chief Commercial Officer

(1)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 3.5997 NIS per dollar which was the average exchange rate for the twelve month period ended December 31, 2017. The average exchange rate for the twelve month period ended December 31, 2017 and 2016 were 3.5997 NIS per dollar and 3.8409 NIS per dollar, respectively.
(2)	In addition to $50,000 of cash bonus earned by Mr. Gago in the 2017 calendar year previously reported in the summary compensation table included in the Annual Report.

Item 8.01 Other Events.

On May 30, 2018, the Company announced that Professor Piotr Musiałek, from the Department of Cardiac and Vascular Diseases, John Paul II Hospital, Kraków, Poland, presented the expanded 24 month follow-up results from the PARADIGM-Extend Clinical Study utilizing CGuard™ EPS at EuroPCR 2018, in Paris on May 24, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: June 1, 2018	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer